Exhibit 10.97

FIRST AMENDED AND RESTATED REVOLVING LOAN NOTE

$15,000,000.00	Bethesda, Maryland October 5, 2015

FOR VALUE RECEIVED, each of TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation, TWINLAB CONSOLIDATION CORPORATION, a Delaware corporation, TWINLAB HOLDINGS, INC., a Michigan corporation, ISI BRANDS INC., a Michigan corporation, TWINLAB CORPORATION, a Delaware corporation, NUTRASCIENCE LABS, INC., a Delaware corporation, NUTRASCIENCE LABS IP CORPORATION, a Delaware corporation, ORGANIC HOLDINGS LLC, a Delaware limited liability company, RESERVE LIFE ORGANICS, LLC, a Delaware limited liability company, RESVITALE, LLC, a Delaware limited liability company, RE-BODY, LLC, a Delaware limited liability company, INNOVITAMIN ORGANICS, LLC, a Delaware limited liability company, ORGANICS MANAGEMENT LLC, a Delaware limited liability company, COCOAWELL, LLC, a Delaware limited liability company, FEMBODY, LLC, a Delaware limited liability company, RESERVE LIFE NUTRITION, L.L.C., a Delaware limited liability company, INNOVITA SPECIALTY DISTRIBUTION, LLC, a Delaware limited liability company, and JOIE ESSANCE, LLC, a Delaware limited liability company (individually, each a “Borrower” and collectively, the “Borrowers”), hereby jointly and severally unconditionally promises to pay to the order of MIDCAP FUNDING X TRUST, a Delaware statutory trust and successor by assignment from MidCap Financial Trust (together with its successors and assigns, “Lender”) at the office of Agent (as defined herein) at 7255 Woodmont Avenue, Suite 200, Bethesda, MD 20814, or at such other place as Agent may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, in the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), or, if less, the aggregate unpaid principal amount of all Revolving Loans made or deemed made by Lender to Borrowers under the terms of that certain Credit and Security Agreement dated as of January 22, 2015 (as amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent dated as of February 4, 2015, by that certain Amendment No. 2 to Credit and Security Agreement dated as of April 7, 2015, by that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, by that certain Amendment No. 4 to Credit and Security Agreement and Limited Consent dated as of June 30, 2015, by that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent dated as of June 30, 2015, by that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, by that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrowers, such other borrowers that may become “Borrowers” under the Credit Agreement, various financial institutions as are, or may from time to time become, parties thereto as lenders (including without limitation, Lender) and MidCap Funding X Trust, individually as a Lender, and as administrative agent (in such capacity and together with its successors and assigns, “Agent”). All capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Revolving Loan Note (this “Note”) as defined in the Credit Agreement.

1.          The outstanding principal balance of the Revolving Loans evidenced by this Note shall be payable in full on the Termination Date, or on such earlier date as provided for in the Credit Agreement.

2.          This Note is issued in accordance with the provisions of the Credit Agreement and is entitled to the benefits and security of the Credit Agreement and the other Financing Documents, and reference is hereby made to the Credit Agreement for a statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are required to be repaid.

3.          Each Borrower promises to pay interest from the date hereof until payment in full hereof on the unpaid principal balance of the Revolving Loans evidenced hereby at the per annum rate or rates set forth in the Credit Agreement. Interest on the unpaid principal balance of the Revolving Loans evidenced hereby shall be payable on the dates and in the manner set forth in the Credit Agreement. Interest as aforesaid shall be calculated in accordance with the terms of the Credit Agreement.

4.          Upon the occurrence and during the continuance of an Event of Default, Agent may, and shall if requested by Required Lenders, (a) by notice to Borrower Representative suspend or terminate the Revolving Loan Commitment and the obligations of Agent and the Lenders with respect thereto, in whole or in part (and, if in part, each Lender’s Revolving Loan Commitment shall be reduced in accordance with its Pro Rata Share), and/or (b) by notice to Borrower Representative declare all or any portion of the Obligations, including the Revolving Loans evidenced by this Note, to be, and the Obligations shall thereupon become, immediately due and payable, with accrued interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower and Borrowers will pay the same; provided, however, that in the case of any of the Events of Default specified in Section 10.1(e) or 10.1(f) of the Credit Agreement, without any notice to any Borrower or any other act by Agent or the Lenders, the Revolving Loan Commitment and the obligations of Agent and the Lenders with respect thereto shall thereupon immediately and automatically terminate and all of the Obligations, including the Revolving Loans evidenced by this Note, shall become immediately and automatically due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower and Borrowers will pay the same.

5.          Payments received in respect of the Revolving Loans shall be applied as provided in the Credit Agreement.

6.          Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are each hereby waived by Borrowers.

7.          No waiver by Agent or any Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature, or as a waiver of any obligation of Borrowers to any other lender under the Credit Agreement.

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8.          No provision of this Note may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrowers, the Required Lenders and any other lender under the Credit Agreement to the extent required under Section 11.16 of the Credit Agreement.

9.          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10.         Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.         Whenever in this Note reference is made to Agent, Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon each Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

12.         In addition to and without limitation of any of the foregoing, this Note shall be deemed to be a Financing Document and shall otherwise be subject to all of the general terms and conditions contained in Article 12 of the Credit Agreement, mutatis mutandis.

13.         This Note replaces in its entirety and is in substitution for but not in payment of that certain Revolving Loan Note, dated as of January 22, 2015, made by certain Borrowers in favor of Lender (as successor-by-assignment from MidCap Financial Trust) in the maximum principal amount of $15,000,000.00 (the “Prior Note”), and does not and shall not be deemed to constitute a novation thereof. Such Prior Note shall be of no further force and effect upon the execution and delivery of this Note.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this agreement constitute an agreement executed under seal, the undersigned have executed this Note under seal as of the day and year first hereinabove set forth.

BORROWERS:	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy	(Seal)
	Name:	Thomas A. Tolworthy
	Title:	Chief Executive Officer and President

TWINLAB CONSOLIDATION			TWINLAB HOLDINGS, INC.
CORPORATION

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President		Title:	Chief Executive Officer and President

TWINLAB CORPORATION			ISI BRANDS INC.

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President		Title:	Chief Executive Officer and President

NUTRASCIENCE LABS, INC.			NUTRASCIENCE LABS IP CORPORATION

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Chief Executive Officer and President		Title:	Chief Executive Officer and President

Signature Page to First Amended and Restated Revolving Loan Note (1 of 3)

ORGANIC HOLDINGS LLC			RESERVE LIFE ORGANICS, LLC

By ORGANIC HOLDINGS LLC,
its sole Member

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Sole Manager		Title:	Sole Manager

RESVITALE, LLC			RE-BODY, LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Sole Manager		Title:	Sole Manager

INNOVITAMIN ORGANICS, LLC			ORGANICS MANAGEMENT LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Sole Manager		Title:	Sole Manager

COCOAWELL, LLC			FEMBODY, LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Sole Manager		Title:	Sole Manager

RESERVE LIFE NUTRITION, L.L.C.			INNOVITA SPECIALTY DISTRIBUTION, LLC

By ORGANIC HOLDINGS LLC,			By ORGANIC HOLDINGS LLC,
its sole Member			its sole Member

By:	/s/ Thomas A. Tolworthy	(Seal)	By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy		Name:	Thomas A. Tolworthy
Title:	Sole Manager		Title:	Sole Manager

Signature Page to First Amended and Restated Revolving Loan Note (2 of 3)

JOIE ESSANCE, LLC

By ORGANIC HOLDINGS LLC,
its sole Member

By:	/s/ Thomas A. Tolworthy	(Seal)
Name:	Thomas A. Tolworthy
Title:	Sole Manager

Signature Page to First Amended and Restated Revolving Loan Note (3 of 3)